Trade and other receivables	12 Months Ended
Dec. 31, 2020
Trade And Other Receivables [Abstract]
Trade and other receivables

15.Trade and other receivables

Details of trade and other receivables consist of the following at December 31 (in thousands):

	2019	2020
Current
Trade receivables	$41,484	$49,833
Other current receivables	120,450	123,492
Sales taxes	16,868	26,642
Allowance for expected credit losses	(910)	(4,062)
Prepayments and accrued income	12,005	14,041
Current trade and other receivables	189,897	209,946
Non-current
Other receivables	12,388	58,081
Non-current other receivables	$12,388	$58,081

The carrying amount of other receivables approximates their fair value. The maximum credit risk at the reporting date is considered to be equivalent to the carrying value of other receivables.

Other current receivables as at December 31, 2020 totaled $123.5 million (2019: $120.5 million) and comprised primarily of advances to boutique partners, first-party product suppliers and other suppliers.

Non-current other receivables increased to $58.1 million in the year ended December 31, 2020 (2019: $12.4 million) primarily due to an increase in share-based withholding tax ($43.7 million). The balance is also mainly comprised of deposits for office leases and services, and operations related deposits, which the Group cannot readily convert to cash within the next twelve months.

The Company has assessed its expected credit loss (“ECL”) estimate in line with the requirements of IFRS 9 – Financial instruments. As part of this assessment, the Group has performed a recoverability assessment of its outstanding trade and other receivables at the reporting date and, where appropriate, made suitable adjustments to allowances and provisions. In the year ended December 31, 2020, the charge relating to expected credit losses included within the sales, general and administration in the consolidated statements of operations is $4.3 million (2019: $0.7 million).